NUVEEN GLOBAL REAL ESTATE SECURITIES FUND

SUPPLEMENT DATED DECEMBER 14, 2018

TO THE SUMMARY PROSPECTUS DATED APRIL 10, 2018

Effective January 2, 2019, Benjamin T. Kerl will be added as a portfolio manager for Nuveen Global Real Estate Securities Fund (the “Fund”). Jay L. Rosenberg and Scott C. Sedlak will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-GRES-1218P